Exhibit 99.1

Tivity Health Announces $100 Million Share Repurchase Authorization

Nashville, Tenn., September 27, 2021 -- Tivity Health, Inc. (Nasdaq: TVTY) (the “Company”) announced today that its Board of Directors has authorized a $100 million share repurchase program.

“Tivity Health’s share repurchase program reflects the board of directors’ confidence in the company’s performance and its ability to generate significant future cash flow,” said Anthony Sanfilippo, Chairman of the Board of Directors.  “Our capability and timing to implement a share buyback program are the direct result of recent actions taken to strengthen the company’s balance sheet through multiple strategic initiatives along with materially improving how we operate the business. We are committed to allocating capital where we believe we can drive the greatest value for our stakeholders.  We believe Tivity Health’s positive business momentum provides it with ample capacity to return cash to shareholders, while simultaneously continuing to invest in the growth of our business and to thoughtfully reduce our debt.”

Richard Ashworth, President and CEO commented, “We strongly believe that our free cash flow profile, growth prospects, and ability to deliver on our strategy to become the modern destination for healthy living represent an attractive investment opportunity.  Funds for the share repurchase program will be supported by our strong cash flow from operations, financial flexibility from our recent debt refinancing and strength of our asset base.”

The timing and actual number of shares repurchased will be determined by the board of directors based on an ongoing assessment of the capital needs of the business, the market price of the Company’s stock, general business and market conditions, and alternative investment opportunities. Under the repurchase program, repurchases can be made from time to time using a variety of methods, including pursuant to a Rule 10b5-1 plan, open market purchases, block trades and privately negotiated transactions, all in compliance with the rules of the United States Securities and Exchange Commission and other applicable legal requirements.  The repurchase program may be modified or terminated by the Company’s board of directors at any time.

About Tivity Health, Inc.

Tivity Health® Inc. (Nasdaq: TVTY) is a leading provider of healthy life-changing solutions, including SilverSneakers®, Prime® Fitness, WholeHealth Living® and Wisely WellTM. We plan to become the modern destination for healthy living by expanding beyond fitness as a digital engagement platform company. We are continuously developing the SilverSneakers suite of digital offerings and services to provide seniors with everything they need to maintain and improve their health, including physical activity, social connection, community involvement,

Tivity Health Announces $100 Million Share Repurchase Authorization

volunteer opportunities and mental enrichment. Our goal is to partner with payers and service providers to enable a personalized, interactive, and intuitive experience to offer the right solutions to each member. We deliver solutions that help adults feel better, work better and live better, and improve health outcomes while reducing healthcare costs. Learn more at www.tivityhealth.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, the Company’s statements regarding its future financial performance. Readers of this press release should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the forward-looking statements.

These risks and uncertainties include, among other things: statements about the amount and timing of repurchases under the Company’s share repurchase program and the methods to execute such repurchases; the strength of the Company’s balance sheet and the Company’s ability to return cash to shareholders; and the Company’s strategy, business, financial position and operations; impacts from the COVID-19 pandemic (including the response of governmental authorities to combat and contain the pandemic, the closure of fitness centers in the Company’s national network (or operational restrictions imposed on such fitness centers), reclosures and potential additional reclosures as a result of surges in positive COVID-19 cases) on the Company’s business, operations or liquidity; the risks associated with changes in macroeconomic conditions (including the impacts of any recession or changes in consumer spending resulting from the COVID-19 pandemic), widespread epidemics, pandemics (such as the current COVID-19 pandemic, including variant strains of COVID-19) or other outbreaks of disease, geopolitical turmoil, and the continuing threat of domestic or international terrorism; the Company’s ability to collect accounts receivable from its customers and amounts due under its sublease agreements; the market’s acceptance of the Company’s new products and services; the Company’s ability to develop and implement effective strategies and to anticipate and respond to strategic changes, opportunities, and emerging trends in the Company’s industry and/or business, as well as to accurately forecast the related impact on the Company’s revenues and earnings; the impact of any impairment of the Company’s goodwill, intangible assets, or other long-term assets; the Company’s ability to attract, hire, or retain key personnel or other qualified employees and to control labor costs; the effectiveness of the reorganization of the Company’s business and the Company’s ability to realize the anticipated benefits; the Company’s ability to effectively compete against other entities, whose financial, research, staff, and marketing resources may exceed its resources; the impact of legal proceedings involving the Company and/or its subsidiaries, products, or services, including any claims related to intellectual property rights, as well as the Company’s ability to

Tivity Health Announces $100 Million Share Repurchase Authorization

maintain insurance coverage with respect to such legal proceedings and claims on terms that would be favorable to it; the impact of severe or adverse weather conditions, the current COVID-19 pandemic (including variant strains of COVID-19), and the potential emergence of additional health pandemics or infectious disease outbreaks on member participation in the Company’s programs; the risks associated with deriving a significant concentration of revenues from a limited number of the Company’s customers, many of whom are health plans; the Company’s ability and/or the ability of its customers to enroll participants and to accurately forecast their level of enrollment and participation in the Company’s programs in a manner and within the timeframe anticipated by the Company; the Company’s ability to sign, renew and/or maintain contracts with its customers and/or the Company’s fitness partner locations under existing terms or to restructure these contracts on terms that would not have a material negative impact on the Company’s results of operations; the ability of the Company’s health plan customers to maintain the number of covered lives enrolled in those health plans during the terms of the Company’s agreements; the Company’s ability to add and/or retain active subscribers in its Prime Fitness program; the impact of any changes in tax rates, enactment of new tax laws, revisions of tax regulations or any claims or litigation with taxing authorities; the impact of a reduction in Medicare Advantage health plan reimbursement rates or changes in plan design; the impact of any new or proposed legislation, regulations and interpretations relating to Medicare, Medicare Advantage, Medicare Supplement, and privacy and security laws; the impact of healthcare reform on the Company’s business; the risks associated with potential failures of the Company’s information systems or those of its third-party vendors, including as a result of telecommuting issues associated with personnel working remotely, which may include a failure to execute on policies and processes in a work-from-home or remote model; the risks associated with data privacy or security breaches, computer hacking, network penetration and other illegal intrusions of the Company’s information systems or those of third-party vendors or other service providers, including those risks that result from the increase in personnel working remotely, which may result in unauthorized access by third parties, loss, misappropriation, disclosure or corruption of customer, employee or the Company’s information, or other data subject to privacy laws and may lead to a disruption in the Company’s business, costs to modify, enhance, or remediate its cybersecurity measures, enforcement actions, fines or litigation against the Company, or damage to its business reputation; the risks associated with changes to traditional office-centered business processes and/or conducting operations out of the office in a work-from-home or remote model by the Company or its third-party vendors during adverse situations (e.g., during a crisis, disaster, or pandemic), which may result in additional costs and/or may negatively impact productivity and cause other disruptions to the Company’s business; the Company’s ability to enforce its intellectual property rights; the risk that the Company’s indebtedness may limit the Company’s ability to adapt to changes in the economy or market conditions, expose the Company to interest rate risk for the variable rate indebtedness and require a substantial portion of cash flows from operations to be dedicated to the payment of indebtedness; the Company’s ability to service its debt, make principal and interest payments as those payments become due, and remain in compliance with its debt covenants; the Company’s ability to obtain adequate financing to provide the capital that may be necessary to support its current or future operations; counterparty risk associated with the Company’s interest rate swap agreements; and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

Tivity Health Announces $100 Million Share Repurchase Authorization

For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the SEC. Except as required by law, the Company undertakes no obligation to update any such forward-looking statements to reflect new information, subsequent events or circumstances.

Investor Relations Contact:

Matt Milanovich

VP - Investor Relations

(602) 562-2595

Matt.Milanovich@tivityhealth.com